INVESCO COUNSELOR SERIES FUNDS, INC.
                INVESCO MID-CAP GROWTH FUND - INSTITUTIONAL CLASS

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 30, 2002


Pursuant to a shareholder vote approving the reorganization of INVESCO Mid-Cap Growth Fund, a series of INVESCO Counselor Series Funds, Inc., into INVESCO Stock Funds, Inc. on November 30, 2002, the cover page of the Prospectus is amended to (i) delete the date of the Prospectus and the name of the investment company and (ii) substitute the following in their place:

      AUGUST 30, 2002, AS SUPPLEMENTED NOVEMBER 30, 2002

      INVESCO STOCK FUNDS, INC.

The section of the Prospectus entitled "Fees And Expenses" is amended to (i) delete the fees and expenses table and the footnotes in their entirety and (ii) substitute the following in their place:

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
You pay no fees to purchase Institutional Class shares of the Fund, to exchange to another INVESCO Fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
Management Fees                                         1.00%
Distribution and Service (12b-1) Fees                    None
Other Expenses(1),(2),(3)                               1.29%
                                                        -----
Total Annual Fund Operating Expenses(1),(2),(3)         2.29%
                                                        =====
Fee Waivers/Reimbursements(2),(4)                       0.54%
Net Expenses(2),(4)                                     1.75%
                                                        =====

(1) The Fund's Actual Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.

(2) Effective June 1, 2002, INVESCO is entitled to reimbursements from the class for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and the Fund if such reimbursement does not cause the class to exceed the expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of directors.

(3) Certain expenses of the Institutional Class were absorbed voluntarily by INVESCO for the period October 2, 2001 through April 30, 2002 and by Pell Rudman Trust Company N.A. for the period May 1, 2001 through October 1, 2001, representing the year ended April 30, 2002, pursuant to a commitment between the Fund and the respective advisor. After absorption, but excluding any expense offset arrangements, the Fund's Institutional Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.30% and 1.30%, respectively, of the Fund's average net assets attributable to Institutional Class shares.

(4) To limit expenses, INVESCO has contractually obligated itself to waive fees and bear any expenses through July 31, 2004 that would cause the ratio of expenses to average net assets to exceed 1.75%.

The back cover page of the Prospectus is amended to (i) delete the date of the Prospectus and the name of the investment company, (ii) delete the SEC file numbers in the last paragraph, and (iii) substitute the following, respectively, in their place:

      August 30, 2002, As Supplemented November 30, 2002

      INVESCO STOCK FUNDS, INC.

      002-26125 and 811-1474

The date of this Supplement is November 30, 2002.